EXHIBIT 99.1

PRESS RELEASE                                    FOR IMMEDIATE RELEASE
FIRST SOUTH BANCORP, INC.                        ---------------------
January 18, 2005                                 For More Information Contact:
                                                 Bill Wall or Tom Vann
                                                 (252) 946-4178
                                                 Website: www.firstsouthnc.com

   First South Bancorp, Inc. Reports December 31, 2004 Quarterly Earnings and
               December 31, 2004 Fiscal Year Earnings (Unaudited)

Washington, North Carolina - First South Bancorp, Inc. (NASDAQ: FSBK) ("the Company"), the parent holding company of First South Bank (the "Bank"), reports its earnings for the quarter ended December 31, 2004 (unaudited), the fourth quarter of its fiscal year ending December 31, 2004, and its earnings for the fiscal year ended December 31, 2004 (unaudited).

Net income for the quarter ended December 31, 2004 increased 12.0% to $3,041,724 from $2,716,650 earned in the quarter ended December 31, 2003. Basic earnings per share increased 14.0% to $0.49 per share for the quarter ended December 31, 2004 from $0.43 per share for the quarter ended December 31, 2003. Diluted earnings per share increased 12.2% to $0.46 per share for the quarter ended December 31, 2004 from $0.41 per share for the quarter ended December 31, 2003.

Net income for the year ended December 31, 2004 increased 2.6% to $11,712,441 from $11,412,996 earned in the year ended December 31, 2003. Basic earnings per share increased 2.2% to $1.87 per share for the year ended December 31, 2004 from $1.84 per share for the year ended December 31, 2003. Diluted earnings per share increased 3.5% to $1.79 per share for the year ended December 31, 2004 from $1.73 per share for the year ended December 31, 2003.

Bill Wall, Executive Vice President and Chief Financial Officer of the Company and the Bank, stated, "Our core earnings this quarter were supported by sustained growth in our net interest income, reflecting growth in the loan and leases receivable portfolio, and in lower costing core checking accounts. During 2004 we have experienced much less dependence on gains from mortgage loan sales, unlike 2003, which was an advantageous period for selling loans due to increased origination and refinance volumes caused primarily by declining interest rates.

Net interest income increased 17.4% to $8.2 million for the quarter ended December 31, 2004 from $7.0 million for the quarter ended December 31, 2003. Gains from mortgage loan sales was $115,000 for the quarter ended December 31, 2004 and $116,000 for the quarter ended December 31, 2003. Net interest income increased 14.1% to $30.5 million for the year ended December 31, 2004 from $26.7 million for the year ended December 31, 2003. Gains from mortgage loan sales declined to $508,000 for the year ended December 31, 2004 from $2.7 million for the year ended December 31, 2003.

Noninterest expenses increased 13.4% to $5.1 million for the quarter ended December 31, 2004 from $4.5 million for the quarter ended December 31, 2003. This growth is primarily due to the operating costs associated with the acquisition of two new full service branch offices, opening two new loan production offices and additional costs required to support the $45.4 million net growth in assets during the year ended December 31, 2004. In addition, during the quarter ended December 31, 2004 the Bank contributed $296,000 to terminate a defined benefit pension plan that has been frozen since 2002.

At December 31, 2004, total assets amounted to $721.2 million, total loans and leases receivable $631.8 million, total deposits $628.5 million and stockholders' equity was $59.2 million.

The year ended December 31, 2004 was eventful for both the Company and the Bank. The Company increased the quarterly cash dividend payment rate by 27.5%, declared a three-for-two stock split, and combined with the appreciation in market price of our common stock, resulted in an 8.2% total return to our shareholders. We received national and statewide recognition for our operating efficiency, net interest margin growth and various operating performance ratios including return on average equity, return on capital, net interest margin and total five year return from American Banker, ABA Banking Journal, U. S. Banker and Business North Carolina.

During 2004 we completed the purchase of two full service branch offices and opened two new loan production offices, allowing us to better serve the banking needs in our growing market area. We recently announced the opening of a third loan production office and we have an office under construction in Greenville, North Carolina that is expected to open during the second quarter of 2005, representing a continuation of the growth of our branch office network and allowing us to expand our customer base in existing markets."

First South Bank has been serving the citizens of eastern North Carolina since 1902 and offers a variety of financial products and services, including a Leasing Company and securities brokerage services through an affiliation with a broker/dealer. First South Bank operates through its main office headquartered in Washington, North Carolina, and has twenty-three full service branch offices and three loan production offices located throughout central, eastern, northeastern and southeastern North Carolina.

Statements contained in this release, which are not historical facts, are forward-looking statements as defined in the Private Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors which include the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, the effects of competition, and including without limitation to other factors that could cause actual results to differ materially as discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

                                     (More)
(NASDAQ: FSBK)

First South Bancorp, Inc.
Consolidated Statements of Financial Condition

                                                                  December 31        December 31
                                                                      2004               2003
                                                                 --------------     --------------
                              Assets                              (unaudited)

Cash and due from banks                                          $   19,873,210     $   34,299,553
Interest-bearing deposits in financial institutions                   1,065,138            625,051
Investment securities - available for sale                           32,058,152         50,071,520
Mortgage-backed securities - available for sale                       6,639,381         11,715,052
Mortgage-backed securities - held for investment                      2,569,358                  0
Loans and leases receivable - held for sale                           5,961,691         10,924,148
Loans and leases receivable - held for investment                   625,854,344        542,275,778
Premises and equipment, net                                           8,402,455          7,922,588
Real estate owned                                                        89,449            130,798
Federal Home Loan Bank of Atlanta stock, at cost                      1,825,200          2,127,200
Accrued interest receivable                                           3,311,187          3,073,093
Goodwill                                                              4,218,576          4,218,576
Mortgage servicing rights                                             1,698,778          1,886,522
Prepaid expenses and other assets                                     6,507,128          5,313,528
Note receivable                                                       1,156,557          1,252,703
                                                                 --------------     --------------

          Total assets                                           $  721,230,604     $  675,836,110
                                                                 ==============     ==============

Liabilities and Stockholders' Equity

Deposits:
  Demand                                                         $  236,319,937     $  227,863,599
  Savings                                                            22,018,388         20,292,472
  Large denomination certificates of deposit                        120,757,331        107,354,231
  Other time                                                        249,441,049        227,662,871
                                                                 --------------     --------------
          Total deposits                                            628,536,705        583,173,173
Borrowed money                                                       14,791,900         19,338,059
Junior subordinated debentures                                       10,000,000         10,000,000
Deferred income taxes                                                   338,485          1,114,567
Other liabilities                                                     8,325,173          7,046,758
                                                                 --------------     --------------
          Total liabilities                                         661,992,263        620,672,557

Common stock, $.01 par value, 25,000,000 shares authorized,
  6,264,676 and 4,190,335 shares issued and outstanding                  62,647             41,903
Additional paid-in capital                                           37,536,381         49,020,632
Retained earnings, substantially restricted                          50,597,651         43,171,318
Treasury stock at cost                                              (29,653,794)       (39,326,931)
Accumulated other comprehensive income, net                             695,456          2,256,631
                                                                 --------------     --------------
           Total stockholders' equity                                59,238,341         55,163,553
                                                                 --------------     --------------

           Total liabilities and stockholders' equity            $  721,230,604     $  675,836,110
                                                                 ==============     ==============

First South Bancorp, Inc.
Consolidated Statements of Operations
(unaudited)

                                                                       Three Months Ended                  Year Ended
                                                                          December 31                      December 31
                                                                 ----------------------------     ----------------------------
                                                                     2004            2003             2004            2003
                                                                 ----------------------------     ----------------------------
Interest income:
  Interest and fees on loans                                     $ 10,103,116    $  8,289,876     $ 36,751,526    $ 32,394,236
  Interest and dividends on investments and deposits                  728,019       1,007,444        3,428,131       4,510,861
                                                                 ------------    ------------     ------------    ------------
           Total interest income                                   10,831,135       9,297,320       40,179,657      36,905,097
                                                                 ------------    ------------     ------------    ------------

Interest expense:
  Interest on deposits                                              2,484,357       2,215,043        8,938,856       9,964,663
  Interest on borrowings                                               49,534          15,979          304,846         113,742
  Interest on trust preferred securities                              124,493         102,250          448,319         107,930
                                                                 ------------    ------------     ------------    ------------
           Total interest expense                                   2,658,384       2,333,272        9,692,021      10,186,335
                                                                 ------------    ------------     ------------    ------------


Net interest income before provision for possible loan losses       8,172,751       6,964,048       30,487,636      26,718,762
Provision for possible loan losses                                    300,000         137,000          968,000         987,919
                                                                 ------------    ------------     ------------    ------------
           Net interest income                                      7,872,751       6,827,048       29,519,636      25,730,843
                                                                 ------------    ------------     ------------    ------------

Noninterest income:
  Loan fees and service charges                                     1,573,905       1,400,494        6,479,309       5,827,002
  Loan servicing fees                                                 183,811         162,648          724,363         655,759
  Gain on sale of real estate, net                                      5,404          50,000           23,037         167,322
  Gain on sale of mortgage loans                                      114,725         116,171          508,218       2,717,078
  Gain on sale of securities                                                0               0           88,844         291,738
  Other  income                                                       193,335         211,212          926,699         842,643
                                                                 ------------    ------------     ------------    ------------
           Total noninterest income                                 2,071,180       1,940,525        8,750,470      10,501,542
                                                                 ------------    ------------     ------------    ------------


Noninterest expenses:
  Compensation and fringe benefits                                  3,168,161       2,660,778       12,000,690      10,601,978
  Federal insurance premiums                                           21,315         (19,718)          86,666          86,858
  Premises and equipment                                              410,796         389,929        1,618,024       1,522,456
  Advertising                                                          38,760          39,904          185,468         204,614
  Payroll and other taxes                                             251,479         234,304        1,023,813         955,050
  Data processing                                                     513,117         490,829        2,060,986       1,920,239
  Amortization of mortgage servicing rights                            79,916          67,835          300,745         242,012
  Other                                                               571,281         592,598        2,315,233       2,445,475
                                                                 ------------    ------------     ------------    ------------
           Total noninterest expenses                               5,054,825       4,456,459       19,591,625      17,978,682
                                                                 ------------    ------------     ------------    ------------

Income before income taxes                                          4,889,106       4,311,114       18,678,481      18,253,703

Income taxes                                                        1,847,382       1,594,464        6,966,040       6,840,707
                                                                 ------------    ------------     ------------    ------------

Net income                                                       $  3,041,724    $  2,716,650     $ 11,712,441    $ 11,412,996
                                                                 ============    ============     ============    ============

Per share data: (*)
Basic earnings per share                                         $       0.49    $       0.43     $       1.87    $       1.84
Diluted earnings per share                                       $       0.46    $       0.41     $       1.79    $       1.73
Dividends per share                                              $       0.17    $       0.13     $       0.68    $       0.52
Weighted average shares Basic                                       6,255,187       6,270,198        6,251,866       6,230,578
Weighted average shares Diluted                                     6,584,192       6,622,665        6,557,149       6,604,392

(*) Adjusted for April 23, 2004 three-for-two stock split.

First South Bancorp, Inc.
Supplemental Quarterly Financial Data (Unaudited)

                                          12/31/2004       9/30/2004        6/30/2004        3/31/2004        12/31/2003
                                         ------------     ------------     ------------     ------------     ------------
Consolidated balance sheet data:                      (dollars in thousands except share and per share data)
Total assets                             $    721,231     $    714,659     $    719,777     $    709,867     $    675,836
Loans receivable (net)                        631,816          620,298          602,738          579,374          553,200
Cash and investments                           52,997           57,415           79,438           94,416           84,996
Mortgage-backed securities                      9,209           10,024           10,567            9,645           11,715
Premises and equipment                          8,402            8,540            7,912            7,998            7,923
Goodwill                                        4,219            4,219            4,219            4,219            4,219
Mortgage servicing rights                       1,699            1,742            1,792            1,847            1,887

Deposits                                      628,537          615,957          596,585          601,818          583,173
Borrowings                                     14,792           22,300           43,309           30,941           19,338
Junior subordinated debentures                 10,000           10,000           10,000           10,000           10,000
Stockholders' equity                           59,238           57,640           55,720           56,622           55,164

Consolidated earnings summary:
Interest income                          $     10,831     $     10,177     $      9,810     $      9,361     $      9,297
Interest expense                                2,658            2,481            2,289            2,264            2,333
                                         ------------     ------------     ------------     ------------     ------------
Net interest income                             8,173            7,696            7,521            7,097            6,964
Loan loss provision                               300              268              400                0              137
Noninterest income                              2,071            2,235            2,288            2,156            1,940
Noninterest expense                             5,055            4,880            4,791            4,865            4,456
Income taxes                                    1,847            1,792            1,714            1,612            1,594
                                         ------------     ------------     ------------     ------------     ------------
Net income                               $      3,042     $      2,991     $      2,904     $      2,776     $      2,717
                                         ============     ============     ============     ============     ============

Per Share Data: (*)
Earnings per share-Basic                 $       0.49     $       0.48     $       0.47     $       0.44     $       0.43
Earnings per share-Diluted               $       0.46     $       0.46     $       0.44     $       0.42     $       0.41
Dividends per share                      $       0.17     $       0.17     $       0.17     $       0.17     $       0.13
Book value per share                     $       9.46     $       9.22     $       8.94     $       9.01     $       8.78

Average shares-Basic                        6,255,187        6,228,697        6,241,314        6,281,980        6,270,198
Average shares-Diluted                      6,584,192        6,554,013        6,579,166        6,625,951        6,622,665
Shares outstanding end of period            6,264,676        6,248,678        6,222,216        6,283,431        6,285,502

(*) Adjusted for April 23, 2004
three-for-two stock split

Performance ratios:
Yield on earning assets                         6.45%            6.14%            5.99%            5.97%            6.09%
Cost of funds                                   1.63%            1.53%            1.44%            1.46%            1.55%
                                         ------------     ------------     ------------     ------------     ------------
Net interest spread                             4.82%            4.61%            4.55%            4.51%            4.54%

Net interest margin on earning assets           4.87%            4.64%            4.59%            4.52%            4.56%
Earning assets to total assets                 93.72%           93.80%           91.49%           92.68%           91.40%
Return on average assets                        1.69%            1.66%            1.62%            1.61%            1.63%
Return on average equity                       20.69%           21.00%           20.55%           19.92%           20.16%
Efficiency ratio                               49.27%           49.06%           48.76%           52.58%           50.05%
Dividend payout ratio                          34.69%           35.42%           36.17%           38.64%           30.23%

Asset quality data and ratios:
Nonperforming loans                      $      2,349     $      3,169     $      2,919     $      2,444     $      2,625
Real estate owned                        $         89     $        187     $        204     $        125     $        131
Reserve for loan losses                  $      8,343     $      8,109     $      7,907     $      7,573     $      7,634
Net charge-offs                          $         66     $         66     $         67     $         60     $         27

Net charge-offs to loans                       0.010%           0.011%           0.011%           0.010%           0.005%
Nonperforming loans to assets                   0.33%            0.44%            0.41%            0.34%            0.39%
Reserves to total loans                         1.30%            1.29%            1.30%            1.29%            1.36%

Loans to deposits                             100.52%          100.70%          101.03%           96.27%           94.86%
Loans to assets                                87.60%           86.80%           83.75%           81.62%           81.74%
Loans serviced for others                $    277,252     $    281,259     $    282,692     $    286,024     $    288,917